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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 25, 2004
                (Date of Earliest Event Reported: June 25, 2004)




                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


            Delaware                        1-11680                  76-00396023
(State or other jurisdiction of     (Commission File Number)       (I.R.S. Employer
         incorporation)                                           Identification No.)


                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (832) 676-4853


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ITEM 5. OTHER EVENTS

On June 25, 2004, Petal Gas Storage, L.L.C. (Petal), a subsidiary of GulfTerra Energy Partners, L.P., announced that it will hold a non-binding open season from Wednesday, July 7, 2004, concluding on Thursday, July 22, 2004, to determine market interest for up to 5.0 billion cubic feet (Bcf) of firm natural gas storage capacity at its Petal Gas Storage facility, and up to 500,000 million British thermal units per day of firm transportation on the Petal pipeline, all available in the third quarter of 2007. The storage and transportation capacities became available when the Letter of Intent between Petal and Southern Natural Gas Company expired in June, 2004. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c) Exhibits.

              Exhibit Number       Description
              --------------       -----------
                  99.1             Press Release dated June 25, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GULFTERRA ENERGY PARTNERS, L.P.




                                   By: /s/ WILLIAM G. MANIAS
                                      ------------------------------------------
                                                  William G. Manias
                                      Vice President and Chief Financial Officer
                                            (Principal Financial Officer)


Date:  June 25, 2004

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                                  EXHIBIT INDEX


Exhibit Number         Description
--------------         -----------
    99.1               Press Release dated June 25, 2004.